SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

Wells Fargo Advantage California Limited-Term Tax-Free Fund

Wells Fargo Advantage California Tax-Free Fund

Wells Fargo Advantage Colorado Tax-Free Fund

Wells Fargo Advantage Intermediate Tax/AMT-Free Fund

Wells Fargo Advantage Minnesota Tax Free Fund

Wells Fargo Advantage Municipal Bond Fund

Wells Fargo Advantage North Carolina Tax-Free Fund

Wells Fargo Advantage Pennsylvania Tax-Free Fund

Wells Fargo Advantage Wisconsin Tax-Free Fund

Wells Fargo Advantage California Tax-Free Fund, Wells Fargo Advantage Colorado Tax-Free Fund, Wells Fargo Advantage Minnesota Tax Free Fund, Wells Fargo Advantage Municipal Bond Fund, Wells Fargo Advantage North Carolina Tax-Free Fund, Wells Fargo Advantage Pennsylvania Tax-Free Fund and Wells Fargo Advantage Wisconsin Tax-Free Fund (the “Funds”)

Effective September 1, 2012, the sentence referring to dollar-weighted average effective maturity in the sections entitled “Principal Investment Strategies” in the summary and statutory sections of each Fund’s prospectus is replaced with the following:

“While we may purchase securities of any maturity, under normal circumstances, we expect the Fund’s dollar-weighted average effective maturity to be between 3 and 20 years.”

Wells Fargo Advantage California Limited-Term Tax-Free Fund (the “Fund”)

Effective November 1, 2012, the following load schedule and contingent deferred sales charges (CDSC’s) will apply to new purchases of Class A shares of the Fund:

Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Dealer Reallowance As % of Public Offering Price
Less than $50,000	2.00%	2.04%	1.75%
$50,000 - $99,999	1.50%	1.52%	1.25%
$100,000 - $249,999	1.00%	1.01%	0.85%
$250,000 - $499,999	0.50%	0.50%	0.40%
$500,000 and over[1]	0.00%	0.00%	0.40%

1 We will assess a 0.40% CDSC on Class A share purchases of $500,000 or more if they are redeemed within twelve months from the date of purchase (see "CDSC Waivers"). Certain exceptions apply.  The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

The maximum purchase amount for Class C shares of the Fund has been reduced to an amount not to equal or exceed $250,000.

In addition, the Fund’s shareholder fees table is updated in accordance with the changes above.

	Class A	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	2.00%	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	1.00%

For redemptions of Class A shares of the Fund purchased prior to November 1, 2012, the CDSC terms that were in place at the time of purchase will continue to apply.

Wells Fargo Advantage Intermediate Tax/AMT-Free Fund (the “Fund”)

Effective November 1, 2012, the following load schedule and contingent deferred sales charges (CDSC’s) will apply to new purchases of Class A shares of the Fund:

Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Dealer Reallowance As % of Public Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$50,000 - $99,999	2.25%	2.30%	1.75%
$100,000 - $249,999	1.50%	1.52%	1.25%
$250,000 - $499,999	1.00%	1.01%	0.75%
$500,000 and over[1]	0.00%	0.00%	0.50%

1 We will assess a 0.50% CDSC on Class A share purchases of $500,000 or more if they are redeemed within twelve months from the date of purchase. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

In addition, the maximum purchase amount for Class C shares of the Fund has been reduced to an amount not to equal or exceed $500,000.

For redemptions of Class A shares of the Fund purchased prior to November 1, 2012, the CDSC terms that were in place at the time of purchase will continue to apply.

August 17, 2012                                                                                                          MIIV082/P1106SP